Cavium Announces Financial Results for Q1 2013

SAN JOSE, Calif., April 30, 2013 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the first quarter of 2013 ended March 31, 2013.

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Revenue in the first quarter of 2013 was $69.5 million, a 4.8% sequential increase from the $66.4 million reported in the fourth quarter of 2012.

Generally Accepted Accounting Principles (GAAP) Results

Net loss attributable to the Company for the first quarter of 2013, on GAAP basis was $3.2 million, or $(0.06) per diluted share compared to $78.8 million, or $(1.56) per diluted share in the fourth quarter of 2012. Net loss for the fourth quarter of 2012 included a non-cash charge of $43.5 million to provide for a valuation allowance for net deferred tax assets and non-cash charges for goodwill and other intangible asset impairment of $33.3 million. Gross margins were 62.4% in the first quarter of 2013 compared to 62.3% in the fourth quarter of 2012. Total cash and cash equivalents were $86.5 million at March 31, 2013.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium's financial condition and results of operations. These measures should only be used to evaluate Cavium's results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Non-GAAP net income for the first quarter of 2013 was $10.2 million or $0.19 per diluted share, compared with non-GAAP net income of $10.6 million or $0.20 per diluted share in the fourth quarter of 2012. Gross margins, on a non-GAAP basis, were 65.4% and operating margins (non-GAAP income from operations as a percentage of revenue), on a non-GAAP basis were 16.0% in the first quarter of 2013.

Recent News Highlights

  February 26, 2013 - Cavium's PureVu® Powers ZTE's NEW Wireless Display Adapter for the Latest Grand Memo Smartphones
  February 25, 2013  - Cavium Demonstrated Innovative Mobile Infrastructure Solutions for Next Generation Radio Access, Core Network, and Wireless Display Manufacturers at Mobile World Congress
  February 25, 2013 - Cavium's PureVu® Enables Superior Wireless Display Consumer Experience for Huawei's Line of Ascend Smartphones
  February 25, 2013 - LG U+ Selects Cavium's OCTEON Fusion® to Light up its LTE Small Cell Rollouts
  February 21, 2013 - AirHop Communications and Cavium Sign Commercial Agreement to Integrate AirHop's eSONTM Software with Cavium's LTE Small Cell "BaseStation-on-a-Chip" Family
  February 19, 2013 - Advantech Unveils Support For Cavium's TurboDPI™ II on New Packetarium™ Network Processor Platform and High-end ATCA Blade
  February 19, 2013 - Cavium Introduces TurboDPI™ II for OCTEON® Processors – Takes Deep Packet Inspection (DPI) To the Next Level
  January 31, 2013 - Cavium Announces Carrier Grade, Enterprise Quality,Commercial Software Development Environment for All OCTEON® Processors
  January 31, 2013 - Cavium Announces Project Thunder Software Development Platform for Cloud and Data Centers
  January 31, 2013 - Cavium Collaborates with the Fedora Project to Support Project Thunder 64-bit ARMv8 Processors

Cavium, Inc. will broadcast its first quarter 2013 financial results conference call today, April 30, 2013, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium
Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
	Three Months Ended
	March 31, 2013	December 31, 2012
Net revenue	$ 69,530	$ 66,369
Cost of revenue	26,159	25,049
Gross profit	43,371	41,320
Operating expenses:
Research and development	32,415	29,318
Sales, general and administrative	15,240	21,608
Goodwill impairment	-	27,680
Total operating expenses	47,655	78,606
Loss from operations before other expense net, income taxes and non-controlling interest	(4,284)	(37,286)
Other expense, net:
Interest expense	(342)	(581)
Other, net	(261)	(164)
Total other expense, net	(603)	(745)
Loss before income taxes and non-controlling interest	(4,887)	(38,031)
Provision for (benefit from) income taxes	426	41,415
Net loss	(5,313)	(79,446)
Net loss attributable to non-controlling interest	(2,129)	(607)
Net loss attributable to the Company	$ (3,184)	$ (78,839)
Net loss attributable to the Company per common share, basic	$ (0.06)	$ (1.56)
Shares used in computing basic net loss per common share	51,001	50,490
Net loss attributable to the Company per common share, diluted	$ (0.06)	$ (1.56)
Shares used in computing diluted net loss per common share	51,001	50,490

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
	Three Months Ended
Reconciliation of GAAP research and development expenses to non-GAAP:	March 31, 2013	December 31, 2012

GAAP research and development expenses	$ 32,415	$ 29,318
Stock-based compensation and related payroll taxes	(4,042)	(4,070)
Acquisition and restructuring related expenses	(919)	(98)
Acquisition and restructuring related compensation expenses	(255)	(249)
Expenses associated from a variable interest entity	(3,585)	(2,880)
Non-GAAP research and development expenses	$ 23,614	$ 22,021
Reconciliation of GAAP sales, general and administrative expenses to non-GAAP
GAAP sales, general and administrative expenses	$ 15,240	$ 21,608
Stock-based compensation and related payroll taxes	(4,149)	(4,091)
Amortization of acquired intangible assets	(200)	(200)
Acquisition and restructuring related expenses	(231)	(95)
Acquisition and restructuring related compensation expenses	(683)	(40)
Write-down of acquired intangible assets	-	(5,570)
Gain on sale of certain assets	747	-
Non-GAAP sales, general and administrative expenses	$ 10,724	$ 11,612

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data and percentages)

	Three Months Ended
	March 31, 2013	December 31, 2012
Reconciliation of GAAP gross profit & margin to non-GAAP:
Net revenue	$ 69,530	$ 66,369
GAAP gross profit	43,371	41,320
GAAP gross margin	62.4%	62.3%

Stock-based compensation and related payroll taxes	296	432
Amortization of acquired intangible assets	1,607	1,625
Acquisition and restructuring related expenses	178	(571)
Non-GAAP gross profit	$ 45,452	$ 42,806
Non-GAAP gross margin	65.4%	64.5%

	Three Months Ended
	March 31, 2013	December 31, 2012
Reconciliation of GAAP loss from operations to non-GAAP income from operations:
GAAP loss from operations	$ (4,284)	$ (37,286)
Stock-based compensation and related payroll taxes	8,487	8,593
Amortization of acquired intangible assets	1,807	1,825
Acquisition and restructuring related expenses	1,328	(378)
Acquisition and restructuring related compensation expenses	938	289
Write-down of acquired intangible assets	-	5,570
Goodwill impairment	-	27,680
Gain on sale of certain assets	(747)	-
Loss from operations of a variable interest entity	3,585	2,880
Non-GAAP income from operations	$ 11,114	$ 9,173
Non-GAAP income from operations as a percentage of revenue	16.0%	13.8%

	Three Months Ended
	March 31, 2013	December 31, 2012
Reconciliation of GAAP net loss to non-GAAP net income:
GAAP net loss attributable to the Company	$ (3,184)	$ (78,839)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes:
Cost of revenue	296	432
Research and development	4,042	4,070
Sales, general and administrative	4,149	4,091
Amortization of acquired intangible assets:
Cost of revenue	1,607	1,625
Sales, general and administrative	200	200
Acquisition and restructuring related expenses	1,328	(378)
Acquisition and restructuring related compensation expenses	938	289
Gain on sale of certain assets	(747)	-
Net loss of a variable interest entity attributable to the Company	1,594	2,396
Write-down of acquired intangible assets	-	5,570
Goodwill impairment	-	27,680
Valuation allowance on deferred tax assets	-	43,505
Total of non-GAAP adjustments	13,407	89,480
Non-GAAP net income	$ 10,223	$ 10,641

GAAP net loss attributable to the Company per share, diluted	$ (0.06)	$ (1.56)
Non-GAAP adjustments detailed above	0.25	1.76
Non-GAAP net income per share, diluted	$ 0.19	$ 0.20

GAAP weighted average shares, diluted	51,001	50,490
Non-GAAP share adjustment	3,705	3,974
Non-GAAP weighted average shares, diluted	54,706	54,464

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Balance Sheets
(in thousands)

	As of
	March 31, 2013	December 31, 2012
Assets
Current assets:
Cash and cash equivalents	$ 86,511	$ 76,784
Accounts receivable, net	36,127	33,567
Inventories	41,403	46,508
Prepaid expenses and other current assets	3,315	4,865
Assets held for sale	-	2,609
Deferred tax assets	508	568
Total current assets	167,864	164,901
Property and equipment, net	28,805	30,692
Intangible assets, net	59,037	62,888
Goodwill	71,478	71,478
Deferred tax assets, net of current	512	449
Other assets	1,434	1,096
Total assets	$ 329,130	$ 331,504

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$ 13,110	$ 16,083
Other accrued expenses and other current liabilities	6,698	8,680
Deferred revenue	10,657	12,944
Notes payable	1,012	1,012
Capital lease and technology license obligations, current	11,984	16,500
Total current liabilities	43,461	55,219
Notes payable, net of current portion	4,500	4,000
Capital lease and technology license obligations, net of current	23,843	24,832
Deferred tax liability	2,617	2,421
Other non-current liabilities	1,847	1,970
Total liabilities	76,268	88,442

Stockholders' equity
Common stock	51	51
Additional paid-in capital	413,246	398,133
Accumulated deficit	(157,276)	(154,092)
Total stockholders' equity attributable to the Company	256,021	244,092
Non-controlling interest	(3,159)	(1,030)
Total stockholders' equity	252,862	243,062
Total liabilities and stockholders' equity	$ 329,130	$ 331,504

CONTACT: Art Chadwick, Vice President of Finance and Administration and Chief Financial Officer, (408) 943-7104, art.chadwick@cavium.com or Angel Atondo, Senior Marketing Communications, (408) 943-7417, angel.atondo@cavium.com